UBS U.S. Allocation Fund

Supplement to the Statement of Additional Information (“SAI”) dated December 28, 2007
January 11, 2008

Dear Investor,

The purpose of this supplement is to revise information regarding the other accounts managed by Edwin Denson as the lead portfolio manager in charge of the day-to-day management of UBS U.S. Allocation Fund (the “Fund”).

As a result, the SAI is revised as follows:

The section captioned “Portfolio manager” beginning on page 43 of the SAI is revised by replacing the table immediately following the first full paragraph of this section with following:

	Registered investment companies	Other pooled investment vehicles	Other accounts

Number of accounts managed	11	21	25
Number of accounts managed with performance-based advisory fees	0	1	0
Assets managed (in millions)	$13,680	$26,984	$5,206
Assets managed with performance-based advisory fees (in millions)	$0	$187	$0

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

ZS322